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                                                                EXHIBIT 10.2




                     SEVENTH AMENDMENT TO CREDIT AGREEMENT

         This Seventh Amendment to Credit Agreement, dated as of September 5, 1996 (this "Agreement") is between Atlantis Plastics, Inc., a Florida corporation ("Borrower") and Heller Financial, Inc., a Delaware corporation for itself as Agent and as Lender ("Heller").

                                    RECITALS

         A. Borrower and Heller are parties to that certain Credit Agreement dated as of February 22, 1993, as amended from time to time (the "Credit Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         B. Heller and Borrower desire to amend the Credit Agreement, as provided herein.

         NOW THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment to the Credit Agreement.

         The first sentence of subsection 2.5 of the Credit Agreement is hereby deleted and the following substituted in its place and stead:

                  This Agreement shall be effective until the fifth anniversary date of the Closing Date (the "Termination Date") and the commitments shall (unless earlier terminated) terminate on said date.

         2. Representations and Warranties. To induce Heller to enter into this Agreement, Borrower represents and warrants to Heller that:

                  (a) Authority and Binding Effect. The execution, delivery, and performance by Borrower of this Agreement is within its corporate power, has been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), has received all necessary government approvals (if any shall be required), and does not and will not contravene or conflict with any provision of law applicable to Borrower, the Certificate of Incorporation or Bylaws of Borrower, or any order, judgment, or decree of any court or other agency of government or any agreement, instrument, or document binding upon Borrower; and the Credit Agreement as heretofore amended and as amended as of the date hereof is the legal, valid, and binding obligation of Borrower enforceable against Borrower in accordance with its terms.
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                  (b) No Default. No Default or Event of Default under the
Credit Agreement, as amended hereby, has occurred and is continuing.

         3.       Miscellaneous.

                  (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in counterparts, each of which counterparts shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same Agreement.

                  (d) Successors and Assigns. This Agreement shall be binding upon Borrower and Heller and their respective successors and assigns, and shall inure to the sole benefit of Borrower and Heller and the successors and assigns of Borrower and Heller.

                  (e) References. Any reference to the Credit Agreement or the Financing Agreements contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                  (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereto expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement which is evidenced by the notes provided for therein and secured by the Collateral. The Credit Agreement as amended hereby and each of the Loan Documents remain in full force and effect.


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         Delivered at Chicago, Illinois, as of the date and year first above written.

                                     ATLANTIS PLASTICS, INC.
                                         (f/k/a Atlantis Group, Inc.)

                                     By:/s/Peter Kacer
                                        ----------------------------------
                                     Name Printed:  Peter Kacer
                                                  ------------------------
                                     Title:  Vice President and Controller
                                           -------------------------------

                                     HELLER FINANCIAL, INC., for itself
                                     and as Agent for the Lenders

                                     By:/s/Robert M. Horak
                                        ----------------------------------
                                     Name Printed:Robert M. Horak
                                                  ------------------------
                                     Title: Assistant Vice President
                                           -------------------------------

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                           ACKNOWLEDGMENT AND CONSENT

         The undersigned have entered into various Corporate Guaranties in favor of Heller as Lender and Agent in connection with various loans made to Atlantis Plastics, Inc., formerly known as Atlantis Group, Inc. The undersigned have reviewed the foregoing and consents to the amendment contemplated thereunder.

         In connection with the foregoing, the undersigned acknowledges and confirms that each Corporate Guaranty will continue to guarantee and secure, to the fullest extent provided thereby, the payment and performance of all Borrower's Obligations (as defined in each Corporate Guaranty) including without limitation the payment and performance of all Obligations (as defined in the Credit Agreement) of the Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended from time to time.

         Each of the undersigned confirms and agrees that that their respective Corporate Guaranty shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

         IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Consent to be duly executed by its officer thereunto duly authorized as of September 5, 1996.

ATLANTIS MOLDED PLASTICS, INC.       ATLANTIS PLASTIC FILMS, INC.
                                     (successor by merger of Linear Films, Inc.
                                     and National Poly Product, Inc.)

By:/s/Peter Kacer                    By:/s/Peter Kacer
   -----------------------              ---------------------------
Title: Controller                    Title:Controller
      --------------------                 ------------------------

ATLANTIC PLASTIC INJECTION           PIERCE PLASTICS, INC.
  MOLDING, INC. (F/K/A CYANEDE
  PLASTICS, INC.)

By:/s/Peter Kacer                    By:/s/Peter Kacer
   -----------------------              ---------------------------
Title: Vice President                Title:Vice President
      --------------------                 ------------------------
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                           ACKNOWLEDGMENT AND CONSENT

         The undersigned has entered into a Corporate Guaranty in favor of Heller as Lender and Agent in connection with various loans made to Atlantis Plastics, Inc., formerly known as Atlantis Group, Inc. The undersigned has reviewed the foregoing and consents to the amendments contemplated thereunder.

         In connection with the foregoing, the undersigned acknowledges and confirms that its Corporate Guaranty will continue to guarantee and secure, to the fullest extent provided thereby, the payment and performance of all Borrower's Obligations (as defined in the Corporate Guaranty) including without limitation the payment and performance of all Obligations (as defined in the Credit Agreement) of the Borrower now or hereafter existing under or in respect of the Credit Agreement, as amended from time to time up to $15,000,000.

         The undersigned confirms and agrees that its Corporate Guaranty shall continue to be in full force and effect and is hereby confirmed and ratified in all respects.

         IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Consent to be duly executed by its officer thereunto duly authorized as of September 5, 1996.

                                                     PLASTIC CONTAINERS, INC.


                                                     By:/s/Peter Kacer
                                                        -----------------------
                                                     Title:Controller
                                                           --------------------